SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 12, 2003


                         CIT Equipment Collateral 2001-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   333-53688                        51-0407692
           (Commission File Number)     (IRS Employer Identification No.)

               c/o Allfirst Financial Center National Association
                                499 Mitchell Road
                                Mail Code 101-591
                            Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (410) 244-4626



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

(c). Exhibits.

             The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
99.1                                        Pool Data Report

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT EQUIPMENT COLLATERAL 2001-1


                                    By:  CIT FINANCIAL USA, INC.,
                                         as Servicer


                                         By:  /s/ Barbara Callahan
                                              -----------------------------
                                              Name:   Barbara Callahan
                                              Title:  Vice President


Dated:   September 12, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2001-1
COMPOSITION OF CONTRACT POOL
AT JUNE 30, 2003

                                                                    WEIGHTED               WEIGHTED          AVERAGE
                                                    CURRENT         AVERAGE                AVERAGE           REQUIRED
                                       NUMBER      REQUIRED         ORIGINAL              REMAINING           PAYOFF
                                         OF         PAYOFF            TERM                   TERM             AMOUNT
                                     CONTRACTS      AMOUNT          (RANGE)                (RANGE)           (RANGE)
                                     ---------     --------         --------              ----------         -------

                                        30,675  $ 182,921,285      55.1 months            22.3 months         $5,963
                                                                (24 to 96 months)      (0 to 67 months)  ($0 to $2,638,014)




TYPE OF CONTRACT
AT JUNE 30, 2003

                                                                    % OF
                                                                    TOTAL                                     % OF
                                                    NUMBER          NUMBER               REQUIRED           REQUIRED
                                                      OF              OF                  PAYOFF             PAYOFF
TYPE OF CONTRACT                                   CONTRACTS       CONTRACTS              AMOUNT             AMOUNT
----------------                                  ----------       ---------              ------             ------

True Leases                                          23,689          77.23%             $ 141,916,639         77.58%

Finance Leases                                        6,814          22.21                 40,098,149         21.92

Loans and other financing arrangements                  172           0.56                    906,498          0.50
                                                ---------------------------------------------------------------------------

   Total                                             30,675         100.00%             $ 182,921,285        100.00%
                                                ===========================================================================



CIT EQUIPMENT COLLATERAL 2001-1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JUNE 30, 2003

                                               % OF
                                               TOTAL                                       % OF
                              NUMBER           NUMBER               REQUIRED             REQUIRED
                                OF               OF                  PAYOFF               PAYOFF
STATE                        CONTRACTS        CONTRACTS              AMOUNT               AMOUNT
-----                        ---------        ---------             --------            ---------

Alabama                        324               1.06%           $  1,042,368             0.57%
Alaska                          66               0.22                 305,678             0.17
Arizona                        439               1.43               2,917,312             1.59
Arkansas                       181               0.59                 635,932             0.35
California                   3,757              12.25              17,560,079             9.60
Colorado                       597               1.95               2,754,955             1.51
Connecticut                    530               1.73               5,430,224             2.97
Delaware                       283               0.92               1,338,291             0.73
District of Columbia           174               0.57               1,440,185             0.79
Florida                      1,798               5.86               8,044,067             4.40
Georgia                      1,223               3.99              10,695,998             5.85
Hawaii                          19               0.06                  60,404             0.03
Idaho                          116               0.38                 436,143             0.24
Illinois                       717               2.34              10,317,099             5.64
Indiana                        378               1.23               1,757,951             0.96
Iowa                           222               0.72               2,341,195             1.28
Kansas                         199               0.65               2,115,134             1.16
Kentucky                       254               0.83                 834,574             0.46
Louisiana                      271               0.88                 445,120             0.24
Maine                           42               0.14                 159,432             0.09
Maryland                       713               2.32               3,311,037             1.81
Massachusetts                1,277               4.16               5,822,418             3.18
Michigan                       999               3.26               7,261,486             3.97
Minnesota                      562               1.83               3,656,711             2.00
Mississippi                    155               0.51                 886,508             0.48
Missouri                       383               1.25               2,721,106             1.49
Montana                        101               0.33                 204,971             0.11
Nebraska                       101               0.33               1,306,093             0.71
Nevada                         171               0.56                 609,781             0.33
New Hampshire                  222               0.72                 833,339             0.46
New Jersery                  1,688               5.50              10,927,131             5.97
New Mexico                     152               0.50                 439,869             0.24
New York                     3,277              10.68              24,583,683            13.44
North Carolina                 818               2.67               4,192,312             2.29
North Dakota                    29               0.09                 281,983             0.15
Ohio                           848               2.76               4,620,174             2.53
Oklahoma                       255               0.83                 912,823             0.50
Oregon                         353               1.15               1,276,921             0.70
Pennsylvania                 1,506               4.91               7,646,771             4.18
Rhode Island                   118               0.38                 477,882             0.26
South Carolina                 297               0.97               1,430,731             0.78
South Dakota                    37               0.12                 385,382             0.21
Tennessee                      607               1.98               2,404,742             1.31
Texas                        2,303               7.51              11,936,226             6.53
Utah                           138               0.45               1,100,225             0.60
Vermont                        100               0.33                 286,812             0.16
Virginia                       771               2.51               7,152,656             3.91
Washington                     615               2.00               2,271,211             1.24
West Virginia                   89               0.29                 549,054             0.30
Wisconsin                      350               1.14               2,659,288             1.45
Wyoming                         50               0.16                 139,819             0.08
                      ------------   ----------------      ------------------   --------------
   Total                    30,675             100.00%           $182,921,285           100.00%
                      ============   ================      ==================   ==============



CIT EQUIPMENT COLLATERAL 2001-1
PAYMENT STATUS
AT JUNE 30, 2003

                                                    % OF
                                                    TOTAL                                        % OF
                                    NUMBER          NUMBER                  REQUIRED            REQUIRED
                                      OF              OF                     PAYOFF              PAYOFF
DAYS DELINQUENT                   CONTRACTS        CONTRACTS                 AMOUNT              AMOUNT
---------------                  -----------       ---------                 ------              ------

Current, including 1 to 30 day
   delinquent contracts               28,695          93.55%             $ 174,351,332             95.31%

31-60 days delinquent                  1,042            3.40                 5,184,680              2.83

61-90 days delinquent                    458            1.49                 1,512,250              0.83

91-120 days delinquent                   219            0.71                   781,835              0.43

Over 120 days delinquent                 261            0.85                 1,091,189              0.60
                                 -----------   -------------     ---------------------   ---------------
   Total                              30,675          100.00%            $ 182,921,285            100.00%
                                 ===========   =============     =====================   ===============


EQUIPMENT TYPE
AT JUNE 30, 2003

                                                     % OF
                                                     TOTAL                                         % OF
                                    NUMBER           NUMBER                 REQUIRED              REQUIRED
                                      OF               OF                    PAYOFF                PAYOFF
TYPE OF EQUIPMENT                 CONTRACTS         CONTRACTS                AMOUNT                AMOUNT
-----------------                -----------        ---------                ------                ------

Telecommunications                    6,928           22.59 %          $ 106,008,896               57.95%

Computer & Point-of-Sale             18,938           61.74               40,477,181               22.13

General Office Equipment              2,369            7.72               18,729,963               10.24

Automotive Diagnostic Equipment       2,065            6.73               13,563,727                7.42

Computer Software                        85            0.28                2,094,267                1.14

Other(1)                                290            0.95                2,047,252                1.12
                                -----------   -------------     --------------------     ---------------
  Total                              30,675          100.00%           $ 182,921,285              100.00%
                                ===========   =============     ====================     ===============

(1) Includes $162,496 as the largest and $7,059 as the average Required Payoff Amount



CIT EQUIPMENT COLLATERAL 2001-1
REQUIRED PAYOFF AMOUNT
AT JUNE 30, 2003

                                                    % OF
                                                    TOTAL                                          % OF
                                    NUMBER          NUMBER                 REQUIRED              REQUIRED
                                      OF              OF                    PAYOFF                PAYOFF
REQUIRED PAYOFF AMOUNT            CONTRACTS        CONTRACTS                AMOUNT                AMOUNT
----------------------            ---------        ---------                ------                ------
0 - 5,000.00                         24,295          79.20 %            $ 32,107,866               17.55%

5,000.01 - 10,000.00                  2,867           9.35                19,988,886               10.93

10,000.01 - 15,000.00                 1,039           3.39                12,684,165                6.93

15,000.01 - 25,000.00                 1,113           3.63                21,345,454               11.67

25,000.01 - 50,000.00                   818           2.67                27,249,543               14.90

50,000.01 - 100,000.00                  360           1.17                24,834,619               13.58

100,000.01 - 150,000.00                  79           0.26                 9,359,875                5.12

150,000.01 - 250,000.00                  59           0.19                10,972,436                6.00

250,000.01 - 500,000.00                  30           0.10                10,349,136                5.66

500,000.01 - 1,000,000.00                12           0.04                 8,289,096                4.53

1,000,000.01 - 2,000,000.00               1           0.00                 1,081,891                0.59

2,000,000.01 - 3,000,000.00 (1)           2           0.01                 4,658,319                2.55

                                 ----------     ----------       -------------------       --------------
   Total                             30,675         100.00 %           $ 182,921,285               100.00%
                                 ==========     ==========       ===================       ==============


(1) Includes $2,638,014 as the largest Required Payoff Amount.



REMAINING TERM
AT JUNE 30, 2003

                                                      % OF
                                                     TOTAL                                         % OF
                                    NUMBER            NUMBER               REQUIRED              REQUIRED
                                      OF               OF                   PAYOFF                PAYOFF
REMAINING TERMS OF CONTRACTS       CONTRACTS        CONTRACTS                AMOUNT                AMOUNT
----------------------------      -----------       ---------                ------                ------
(MONTHS)
  0- 12                            17,302             56.40%            $ 34,848,792               19.05%

 13- 24                             7,561             24.65               54,220,622               29.64

 25- 36                             5,750             18.74               87,357,858               47.76

 37- 48                                47              0.15                2,048,198                1.12

 49- 60                                14              0.05                4,355,379                2.38

 61- 72                                 1              0.00                   90,436                0.05

                           --------------   ---------------      -------------------      --------------
   Total                           30,675            100.00%           $ 182,921,285              100.00%
                           ==============   ===============      ===================      ==============


CIT EQUIPMENT COLLATERAL 2001-1
TYPES OF OBLIGOR
AT JUNE 30, 2003

                                                     % OF
                                                     TOTAL                                         % OF
                                    NUMBER           NUMBER                REQUIRED              REQUIRED
                                      OF               OF                   PAYOFF                PAYOFF
TYPE OF OBLIGOR                   CONTRACTS        CONTRACTS                AMOUNT                AMOUNT
---------------                  -----------       ---------                ------                ------

Service Organizations(1)             11,446           37.31%            $ 71,297,880               38.98%
Manufacturing                         2,730            8.90               25,829,627               14.12
Retail & Wholesale Trade              3,781           12.33               23,974,508               13.11
Financial Services Institutions       2,084            6.79               23,348,317               12.76
Other(2)                              6,807           22.19               13,747,625                7.52
Transportation                          904            2.95                9,652,633                5.28
Medical/Healthcare Organizations      1,109            3.62                6,018,926                3.29
Printing & Copy Centers                 445            1.45                4,575,297                2.50
Construction                            927            3.02                2,749,212                1.50
Government                              153            0.50                  761,772                0.42
Resources, Farming & Fishing            265            0.86                  746,770                0.41
Machine Tools                            24            0.08                  218,719                0.12
                                 ----------      ----------      --------------------     --------------
   Total                             30,675          100.00%            $182,921,285              100.00%
                                 ==========      ==========      ====================     ==============

(1) Primarily Automotive Repair, Service & Parts (20%), Business Services (20%); Other Service Organizations (19%);
    Engineering, Accounting & Research (12%); and Legal Services (6%).

(2) Includes $176,895 as the largest Required Payoff Amount belonging to a single obligor


     As shown in the table above, the servicer's records lists 7.52% of the total required payoff amount in the category of
"Other" types of obligor. The servicer notes that the collateral securing approximately 4.44% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 3.08% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.



OBLIGOR CONCENTRATION

                                                             % OF
                                                             TOTAL                                  % OF
                                              NUMBER         NUMBER          REQUIRED              REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING          OF             OF            PAYOFF                PAYOFF
VENDOR LOANS)                                CONTRACTS      CONTACTS         AMOUNT                AMOUNT
-------------                               -----------     --------         ------                ------
Top 5                                          377           1.23%         $ 15,968,082             8.73%


The Top 5 obligors conduct business in the Retail & Wholesale Trade, Manufacturing and Financial Services industries.


CIT EQUIPMENT COLLATERAL 2001-1
SCHEDULED PAYMENT
AT JUNE 30, 2003


       COLLECTION             SCHEDULED                  COLLECTION           SCHEDULED
         PERIOD               CASHFLOWS                    PERIOD             CASHFLOWS
         ------               ---------                    ------             ---------

Positive Rent Due               3,350,778.51

               July-2003       10,837,737.11                November-2005     1,345,673.55
             August-2003       12,840,183.98                December-2005       789,964.56
          September-2003       12,471,665.63                 January-2006       421,947.83
            October-2003       12,390,024.29                February-2006       235,804.66
           November-2003       11,446,572.38                   March-2006       194,082.24
           December-2003        9,491,865.89                  April-2006        170,217.11
            January-2004        8,368,537.09                    May-2006        157,081.14
           February-2004        7,130,178.66                   June-2006        154,392.54
              March-2004        6,887,265.19                   July-2006        143,420.35
              April-2004        6,863,356.31                 August-2006        142,053.00
                May-2004        6,819,208.02              September-2006        130,331.62
               June-2004        6,765,034.12                October-2006        126,416.33
               July-2004        6,491,403.77               November-2006        119,927.35
             August-2004        6,200,450.89               December-2006        116,791.05
          September-2004        6,100,803.86                January-2007        135,791.34
            October-2004        5,971,348.91               February-2007        111,394.89
           November-2004        6,016,386.05                  March-2007        104,399.92
           December-2004        5,564,696.13                  April-2007         98,171.10
            January-2005        5,253,856.37                    May-2007         98,171.10
           February-2005        4,567,883.30                   June-2007         98,171.10
              March-2005        4,304,021.63                   July-2007         97,559.32
              April-2005        4,041,587.38                 August-2007         98,612.67
                May-2005        3,780,364.54              September-2007         88,599.00
               June-2005        3,590,643.02                October-2007         27,345.47
               July-2005        3,359,289.65               November-2007         12,392.64
             August-2005        2,992,994.12               December-2007         10,597.35
          September-2005        2,496,009.37                January-2008         31,358.24
            October-2005        1,863,812.88
